SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



 Date of Report (Date of earliest event reported)  February 13,
                              2004



                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)




         Delaware                    0-11720                 52-1206400
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)


                          (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

Explanatory Note

     This Amendment No. 1 to Current Report on Form 8-K/A of Air T, Inc., amends our Current Report on Form 8-K dated February 13, 2004 (the "Initial Report"). The Initial Report was submitted to report our announcement of our financial results for the three and nine months ended December 31, 2003 by a press release issued on February 13, 2004. In filing the Initial Report, we inadvertently omitted all components of the Initial Report other than the press release. This Amendment No. 1 restates the Initial Report to include all components that had been omitted.

Item 7.   Financial Statements and Exhibits.

       (a)  Financial Statements

               Not applicable

       (b)  Pro Forma Financial Information

               Not applicable

       (c)  Exhibits

               Exhibit 99.1   Press release dated February 13,
                         2004 announcing financial results for
                         the three and nine months ended December
                         31, 2003

Item 12.  Results of Operations and Financial Condition.

     On February 13, 2004, we issued a press release announcing our financial results for the three and nine months ended
December 31, 2003.  We are submitting that press release as
Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

                     *          *          *

      Note:   The information contained herein (including Exhibit
99.1) shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2004

                          AIR T, INC.


                              By:        /s/John J. Gioffre
                                   John J. Gioffre, Secretary




                          Exhibit Index


Exhibit                    Description

Exhibit  Press release dated February 13, 2004
99.1 announcing financial results for the three and nine months ended December 31, 2003




                                                     Exhibit 99.1
               [insert the 2/13/04 press release]